UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2023

Lumen Technologies, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory.

(e)        On May 17, 2023, Lumen Technologies, Inc. (the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the results of which are set forth in Item 5.07 below, the Company’s shareholders approved the Second Amended and Restated 2018 Equity Incentive Plan (the “Amended Plan”). Key employees, officers and directors of the Company and its consultants or advisors are eligible to receive awards under the Amended Plan. Awards may be granted in any one or a combination of the following forms: incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of, shares of our common stock. The terms of the Amended Plan are generally consistent with the previous amended and restated version of the Company’s 2018 Equity Incentive Plan, except that the Amended Plan increases the maximum number of common shares reserved for issuance thereunder to 77,600,000, which reflects an increase of 2,000,000 common shares, and removes an annual limit on the maximum number of common shares covered by any award granted under the Amended Plan to any individual.

A description of the principal features of the Amended Plan can be found under Item 3 in our definitive proxy statement for the Annual Meeting, as filed with the U.S. Securities and Exchange Commission on April 5, 2023, which description is incorporated herein by reference. The foregoing description of the Amended Plan is not complete and is subject to, and qualified in its entirety by reference to, the full text of such plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2023, the Board of Directors of the Company approved and adopted an amendment and restatement of the Company’s Amended and Restated By-Laws (as amended and restated, the “Restated Bylaws”), effective immediately. Among other changes, the Restated Bylaws

•

update the procedural requirements for director nominations made by shareholders to address Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (principally Sections 5.1(c)(i)(E), 5.1(d) and 9.1 of Article IV),

•	update the disclosure requirements under the Company’s advance notification bylaw provisions (principally Section 5.1(c)(i)(B)(10) of Article IV) and

•

effect certain other ministerial, clarifying, modernizing or conforming changes (principally in subsections (b), (c)(i)(A) and (c)(i)(B)(6) of Section 5.1 of Article IV and subsections (e), (f), (g), (h) and (i) of Section 5.4 of Article IV).

The foregoing description of the Restated Bylaws is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Restated Bylaws, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on May 17, 2023, the items listed below were submitted to a vote of shareholders.

There were a total of 982,221,404 shares (consisting of 982,214,386 shares of common stock and 7,018 shares of Series L preferred stock, which vote together as a single class) entitled to vote as of March 23, 2023, the record date for the meeting, of which 758,879,589 shares were present or represented by proxy.

(1)        The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Quincy L. Allen	493,241,985	54,193,998	7,079,281	204,364,325
Martha Helena Bejar	465,101,574	82,536,366	6,877,324	204,364,325
Peter C. Brown	472,770,466	74,630,834	7,113,964	204,364,325
Kevin P. Chilton	490,172,236	57,394,240	6,948,788	204,364,325
Steven T. “Terry” Clontz	487,578,352	59,786,059	7,150,853	204,364,325
T. Michael Glenn	515,925,995	31,498,075	7,091,194	204,364,325
Kate Johnson	492,921,639	54,825,180	6,768,445	204,364,325
Hal Stanley Jones	526,069,756	21,325,293	7,120,215	204,364,325
Michael Roberts	468,555,303	78,786,864	7,173,097	204,364,325
Laurie Siegel	463,463,012	84,114,151	6,938,101	204,364,325

(2)        The appointment of KPMG LLP as independent auditor for 2023 was ratified with 697,374,192 votes for, 57,818,745 votes against, 3,686,652 abstentions, and 0 broker non-votes.

(3)        The Amended Plan (described above under Item 5.02) was approved with 507,276,043 votes for, 43,188,599 votes against, 4,050,622 abstentions, and 204,364,325 broker non-votes.

(4)        The advisory vote to approve executive compensation was approved with 477,286,316 votes for, 73,014,210 votes against, 4,214,738 abstentions, and 204,364,325 broker non-votes.

(5)        Shareholders recommended, in an advisory vote, that the frequency of the Company’s executive compensation vote be held annually, with 534,627,706 votes for one year, 3,568,162 votes for two years, 11,655,186 votes for three years, 4,664,210 abstentions, and 204,364,325 broker non-votes.

Consistent with its voting recommendation and the results of the shareholder vote, the Board has determined to continue to hold the Company’s executive compensation vote every year until the next required vote on the frequency of our executive compensation vote, which the Company expects to hold no later than its 2029 annual meeting of shareholders

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Bylaws of Lumen Technologies, Inc., as amended and restated through May 17, 2023.

10.1	Second Amended and Restated Lumen Technologies, Inc. 2018 Equity Incentive Plan, as amended and restated through May 17, 2023.

104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: May 19, 2023	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

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